Exhibit 32.1
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)
In connection with the accompanying Annual Report of Noble Midstream Partners LP (the “Partnership”) on Form 10-K for the period ended December 31, 2019 (the “Report”), I, Brent J. Smolik, Chief Executive Officer of the Partnership, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	February 12, 2020	/s/ Brent J. Smolik
Brent J. Smolik
Chief Executive Officer